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                                                                   Exhibit 23.01


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 of our report dated March 4, 1999, which appears on page F-2 of the Developers Diversified Realty Corporation's Annual Report on Form 10-K for the year ended December 31, 1998.


PricewaterhouseCoopers LLP
Cleveland, Ohio
April 19, 1999